UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2014

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road

Pembroke, Bermuda HM 08

(Address of principal executive offices, including zip code)

(441) 496-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Items 8.01	Other Events

On March 13, 2014, AXIS Specialty Finance PLC, a public company limited by shares incorporated under the laws of England and Wales (“AXIS Finance”) and an indirect wholly-owned subsidiary of AXIS Capital Holdings Limited (“AXIS Capital”), a Bermuda exempted company, issued $250.0 million aggregate principal amount of its 2.650% Senior Notes due 2019 (the “2019 Notes”) and $250.0 million aggregate principal amount of its 5.150% Senior Notes due 2045 (the “2045 Notes” and, together with the 2019 Notes, the “Notes”), each fully and unconditionally guaranteed by AXIS Capital.

The Notes were issued under a Senior Indenture, dated as of March 13, 2014, among AXIS Finance, as issuer, AXIS Capital, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Senior Indenture”). Interest on the Notes is payable semi-annually in arrears on April 1 and October 1 of each year, commencing October 1, 2014. The 2019 Notes, unless previously redeemed, will mature on April 1, 2019. The 2045 Notes, unless previously redeemed, will mature on April 1, 2045. A copy of the Senior Indenture is attached hereto as Exhibit 4.1. A copy of the form of 2019 Note is attached hereto as Exhibit 4.2 and a copy of the form of 2045 Note is attached hereto as Exhibit 4.3.

Legal opinions relating to the validity of the Notes and the related guarantees are attached as Exhibits 5.1, 5.2 and 5.3 to this report.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection therewith as exhibits to the Registration Statement, which was filed with the Securities and Exchange Commission on January 16, 2014, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

4.1	Senior Indenture, dated as of March 13, 2014, among AXIS Finance, as issuer, AXIS Capital, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of 2.650% Senior Notes due 2019.

4.3	Form of 5.150% Senior Notes due 2045.

5.1	Opinion of Simpson Thacher & Bartlett LLP, with respect to New York State law.

5.2	Opinion of Conyers Dill & Pearman Limited, with respect to Bermuda law.

5.3	Opinion of Simpson Thacher & Bartlett LLP, with respect to English law.

23.1	Consent of Simpson Thacher & Bartlett LLP, with respect to New York State law (included as part of Exhibit 5.1).

23.2	Consent of Conyers Dill & Pearman Limited, with respect to Bermuda law (included as part of Exhibit 5.2).

23.3	Consent of Simpson Thacher & Bartlett LLP, with respect to English law (including as part of Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2014

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Richard T. Gieryn, Jr.
Richard T. Gieryn, Jr. General Counsel